Exhibit 10.1

               AMENDMENT #3 TO AMENDED AND RESTATED MOTOR VEHICLE
                              INSTALLMENT CONTRACT
                          LOAN AND SECURITY AGREEMENT

        This AMENDMENT NO. 3 (this "Amendment") dated as of October 22, 1998 is made by and between THE FINANCE COMPANY, a Virginia corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    RECITALS

        A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated December 20, 1996, as amended by Amendment No. 1 thereto dated April 4, 1997 and Amendment No. 2 thereto dated February 1, 1998 (collectively, the "Agreement"), which Agreement restated and amended that certain Loan and Security Agreement, dated September 24, 1992, as amended.

        B. Borrower has requested that Lender increase the Available Line and Lender has agreed to increase in consideration for, and pursuant to the terms of, this Amendment No. 3.

        C. It is the intent of Borrower and Lender that the execution and delivery of this Amendment shall not effect a novation of the indebtedness outstanding under the Agreement, and, except as expressly modified by this Amendment, the Agreement shall continue, unchanged, in full force and effect.

        In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Borrower and Lender agree as follows:

        1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.

        2. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

        (a) Available Line: The definition of "Available Line" set forth in
Section 16.0 of the Agreement is hereby amended in its entirety to read as follows:

        "Available Line: One Hundred and Fifteen Million Dollars ($115,000,000)"

        3. Line Fee. At the time of signing this Amendment, Borrower shall pay to Lender $20,000, which is the Line Fee applicable to the increase in the Available Line.

        4. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. Nothing contained herein is intended, nor shall be construed to be a novation or an accord and satisfaction of the outstanding Note or any of Borrower's obligations to Lender. This Amendment, taken together with the unamended provisions of the Agreement which are affirmed and ratified by Borrower, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto. Nothing contained herein is intended, nor shall be construed to be a novation or an accord and satisfaction of Borrower's obligations to Lender.

        5. Borrower Remains Liable. Borrower hereby confirms that the
Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender.

        6. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

        7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

        8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of October 22, 1998.

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ W. Jerome McDermott
   ---------------------------
Title: Director Portfolio Control

THE FINANCE COMPANY

By: /s/ Craig D. Poppen
   -------------------------
Title: Chief Financial Officer

                                       2